THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Flexible Premium Variable Life Account R
Lincoln SVULONE 2021

Supplement dated October 16, 2023
To the Summary Prospectus for New Investors dated May 1, 2023:

This Supplement outlines changes to the summary prospectus for new investors for Lincoln SVULONE 2021 that will be applicable for applications received on or after November 13, 2023.

Please refer to the May 1, 2023 prospectus for a discussion of all other provisions of your Policy that are not discussed in this Supplement.
This Supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this Supplement are defined within the sentences where they appear, in the relevant provisions of the summary prospectus for new investors or in the Special Terms provision, as amended by this Supplement.
The summary prospectus is being amended as follows:
Changes to the “Other Benefits Available Under The Policy” section (pg. 13):
The third bullet point has been added to the No-Lapse Enhancement Rider under the Brief Description of Restriction/Limitations column:

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
No-Lapse Enhancement Rider	Prevents lapse if the Policy’s Surrender Value is insufficient to cover the Monthly Deductions.	Standard
• Automatically issued at Policy purchase.
• You may not allocate Accumulation Value and Premium Payments to the money market Sub-Account except for purposes described in the “Right to Examine Period” section, as an account from which to transfer funds for the Dollar Cost Averaging program as described in the section headed “Optional Sub-Account Allocation Programs”, and in the event of a fund liquidation as described in the section headed “Sub-Account Availability and Substitution of Funds”.
• For applications received on or after November 13, 2023, the Guaranteed Minimum Death Benefit Option 1 will no longer be available.
• For applications received on or after May 15, 2023, significant investment restrictions apply so long as the rider remains in effect.
• Maintaining Automatic Rebalancing with the applicable allocation requirements, as described in this prospectus, is required to keep this rider in force.

The second bullet point has been added to the Bonus Rider under the Brief Description of Restriction/Limitations column:

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Bonus Rider
Uses a portion of the Separate Account Value to create an Open Bonus Option. The new Open Bonus Option will credit a Bonus Rider Benefit Amount, if any, to the Accumulation Value on its Bonus Option Maturity Date.
		Optional	• Available at Policy purchase only. • This rider will no longer be available for applications received on or after November 13, 2023.

Changes to the “Periodic Charges Other Than Annual Underlying Fund Fees and Operating Expenses”  (pg. 19):

The following footnote has been added under the Bonus Rider:

Charge	When Charge is Deducted	Amount Deducted
Bonus Rider	Monthly	0.208333% [7]
7 This rider will no longer be available for applications received on or after November 13, 2023.
Please retain this Supplement for future reference.